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                                                                    EXHIBIT 10.1
                              PATRON SYSTEMS, INC.
                             STOCK OPTION AGREEMENT

     Patron Systems, Inc., a Delaware corporation (the "Company"), hereby grants to Richard Linting (the "Optionee") as of May 1, 2002 (the "Option Date"), a non-qualified option to purchase from the Company (the "Option") 1,000,000 shares of its common stock, $.01 par value ("Stock"), at the price of $.01 per share, upon and subject to the terms and conditions set forth in this agreement (the "Agreement").

     1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless the Optionee shall accept this Agreement by executing it in the space provided below and returning an original execution copy of the Agreement to the Company.

     2.   Time and Manner of Exercise of Option.

     2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after May 1, 2012 (the "Expiration Date").

     2.2. Exercise of Option. (a) In General. Except as otherwise provided in Sections 2.2(b) through 2.2(g) and Section 3.11 hereof, the Option shall become exercisable (i) on the Option Date with respect to 76,923 of the shares of Stock subject to the Option on the Option Date and (ii) on the first day of each August, November, February and May after the Option Date with respect to an additional 76,923 of the shares of Stock subject to the Option on the Option Date; provided, however, that the Option shall become exercisable on May 1, 2005 with respect to the remaining 76,924 of the shares of Stock subject to the Option on the Option Date.

     (b) Incapacity. If the Optionee's employment with the Company terminates by reason of Incapacity, the Option shall be exercisable with respect to all of the shares of Stock subject to the Option on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date which is 3 years after the effective date of the Optionee's termination of employment and
(ii) the Expiration Date.

     (c) Death. If the Optionee's employment with the Company terminates by reason of the Optionee's death, the Option shall be exercisable with respect to all of the shares of Stock subject to the Option on the date of the Optionee's death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date which is 3 years after the date of the Optionee's death and (ii) the Expiration Date.

     (d) Termination without Cause or for Good Reason. If the Optionee's employment with the Company is terminated either by the Company without Cause or by the Optionee for Good Reason, the Option shall be exercisable with respect to all of the shares of Stock subject to the Option on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date

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which is 3 years after the effective date of the Optionee's termination of employment and (ii) the Expiration Date.

     (e) Termination for Cause. If the Optionee's employment with the Company is terminated by the Company for Cause, the Option shall terminate automatically on the effective date of the Optionee's termination of employment.

     (f) Termination without Good Reason. If the Optionee's employment with the Company is terminated by the Optionee without Good Reason, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date which is 3 months after the effective date of the Optionee's termination of employment and
(ii) the Expiration Date.

     (g) Termination as a Result of the Expiration of the Term. If the Optionee's employment with the Company is terminated as a result of the expiration of the employment term as set forth in the Employment Agreement (without written agreement of the Company and the Optionee to renew such term), the Option shall be exercisable only to the extent it is exercisable on the date the term expires and may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date which is 3 years after the date the term expires and (ii) the Expiration Date.

     (h) Death following Termination. If the Optionee dies following a termination of employment described in Sections 2.2(b), (d), (f) and (g), and during the period for exercise of the Option set forth in such sections, the Option shall be exercisable only to the extent it is exercisable on the date of the Optionee's death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferee, as the case may be, until and including the earlier to occur of (i) the date which is 6 months after the last day of the period for exercise of the Option set forth in Section 2.2(b), (d), (f) or (g), as applicable and (ii) the Expiration Date.

     2.3. Method of Exercise. The Option may be exercised only with respect to whole shares of Stock. Subject to the limitations set forth in this Agreement, the Option may be exercised (1) by delivering to the Company an Exercise Notice and Share Repurchase Agreement in the form attached hereto as Exhibit A specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) (i) in cash or (ii) if the Stock has been registered under the Securities Act and is publicly traded, (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Stock (which the Optionee has held for at least six months prior to the delivery of such shares or which the Optionee purchased on the open market and in each case for which the Optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (C) if legally permissible, in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (D) by a combination of (A) and (B), and (2) by executing such documents as the Company may reasonably request. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be

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paid in cash. No certificate representing a share of Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 3.3, have been paid (or arrangement made for such payment to the Company's satisfaction). If shares of Stock have not been registered under the Securities Act at the time the Option is exercised, if requested by the Company the Optionee shall concurrently with the exercise of the Option deliver to the Company an executed Investment Representation Statement in the form attached hereto as Exhibit B.

     2.4. Termination of Option. (a) In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or earlier exercised pursuant to Section 2.3, at 5:00 p.m. Central time on the Expiration Date.

     (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, cancelled or forfeited, the Optionee shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be. Such cancellation shall be effective regardless of whether the Optionee returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee's delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, cancelled or forfeited or
(ii) issue to the Optionee a substitute stock option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

     3.   Additional Terms and Conditions of Option.

     3.1. Transferability of Option; Transferability of Stock. (a) The Option may not be transferred other than (i) by will or the laws of descent and distribution, (ii) pursuant to the beneficiary designation procedures set forth in Section 4.4 or (iii) by gift to a Permitted Transferee. During the Optionee's lifetime the Option is exercisable only by the Optionee (or the Optionee's Legal Representative) or a Permitted Transferee (or a Permitted Transferee's Legal Representative). Except to the extent permitted by the second preceding sentence, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

     (b) The shares of Stock purchased pursuant to the exercise of the Option shall be subject to transfer restrictions and repurchase by the Company upon such terms and conditions as set forth in the Exercise Notice and Share Repurchase Agreement.

     3.2. Investment Representation. The Optionee hereby represents and covenants that (a) any share of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, unless such purchase has been registered under the Securities Act and any applicable state securities laws;
(b) any subsequent sale of any such share shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such

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state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board shall in its sole discretion deem necessary or advisable.

     3.3. Withholding Taxes. (a) As a condition precedent to the issuance or delivery of Stock upon exercise of the Option, the Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable Federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

     (b) The Optionee shall satisfy his or her obligation to advance the Required Tax Payments by means of (i) a cash payment to the Company or (ii) if the Stock has been registered under the Securities Act and is publicly traded,
(A) a cash payment to the Company, (B) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of whole shares of Stock having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date"), equal to the Required Tax Payments, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (D) if legally permissible, a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (E) any combination of (A),
(B) and (C). Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash. No certificate representing a share of Stock shall be issued or delivered until the Required Tax Payments have been paid (or arrangement made for such payment to the Company's satisfaction).

     3.4. Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Board (including pursuant to a substitution), such adjustment to be made without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the

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Option. The decision of the Board regarding any such adjustment shall be final, binding and conclusive.

     3.5. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, and such shares shall not be delivered, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Stock delivered pursuant to the exercise of the Option bear a legend indicating (i) that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder and (ii) such other restrictions, if any, specified in the Exercise Notice and Share Repurchase Agreement.

     3.6. Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered, subject to the conditions of this Agreement, one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 3.3.

     3.7. Option Confers No Right as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to any shares of Stock or other equity security subject to the Option unless and until such shares are purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares. The Optionee shall be subject to and bound by all of the terms and conditions of any other agreement between the Company and the Optionee regarding the shares of Stock purchased hereunder, including without limitation the Exercise Notice and Share Repurchase Agreement.

     3.8. Option Confers No Right to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee, or any provision of this Agreement, give or be deemed to give the Optionee any right to continued employment by the Company or any subsidiary or affiliate of the Company.

     3.9. Decisions of Board. The Board shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board regarding this Agreement shall be final, binding and conclusive.

     3.10. Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

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     3.11.  Change in Control.

     (a) (1) Notwithstanding any provision in this Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, the Option shall immediately become exercisable in full and there shall be substituted for each share of Stock subject to the Option, the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share shall be appropriately adjusted by the Board (whose determination shall be final, binding and conclusive), such adjustment to be made without an increase in the aggregate purchase price.

     (2) Notwithstanding any provision in this Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Option shall be surrendered to the Company and immediately canceled by the Company, and the Optionee shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) the number of shares of Stock then subject to the Option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Stock on the date of occurrence of the Change in Control, over the purchase price per share of Stock subject to the Option.

     (b) "Change in Control" shall mean the occurrence of any of the following on or after December 31, 2002:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of subsection (3) of this Section 3.11(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Stock or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

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     (2)  individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) the consummation of a plan of complete liquidation or dissolution of the Company.

     4.   Miscellaneous Provisions.

     4.1. Designation as Non-Qualified Stock Option. The Option hereby is designated as not constituting an "incentive stock option" within the meaning of section 422 of the Code; this Agreement shall be interpreted and treated consistently with such designation.

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     4.2. Meaning of Certain Terms. (a) References in this Agreement to employment shall also mean an agency or independent contractor relationship and references in this Agreement to employment by the Company shall also mean employment by a subsidiary of the Company.

     (b) As used herein, the following terms shall have the meanings set forth below:
     "Board" shall mean the Board of Directors of the Company.


     "Cause" shall have the meaning set forth in the Employment Agreement.

     "Change in Control" shall have the meaning set forth in Section 3.11(b).

     "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor internal revenue law.

     "Corporate Transaction" shall have the meaning set forth in Section 3.11(b)(3).

     "Employment Agreement" shall mean the Founders' Employment Agreement by and between the Company and the Optionee, or any successor employment agreement thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, as of any date, the value of a share of Stock determined as follows:

     (i) if the Stock is listed on any established stock exchange or a national market system, Fair Market Value shall be the closing transaction price of a share of Stock as quoted on such exchange or system on the date as of which such value is being determined, as reported in The Wall Street Journal or such other source as the Board deems reliable, or if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported; or

     (ii) if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Board by whatever means or method as the Board, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "Good Reason" shall have the meaning set forth in the Employment Agreement.

     "Incapacity" shall have the meaning set forth in the Employment Agreement.

     "Incumbent Board" shall have the meaning set forth in Section 3.11(b)(2).

     "Legal Representative" shall mean an executor, administrator, legal representative, guardian or similar person.

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     "Outstanding Common Stock" shall have the meaning set forth in Section
     3.11(b)(1).

     "Outstanding Voting Securities" shall have the meaning set forth in Section 3.11(b)(1).

     "Permitted Transferee" shall mean (i) the Optionee's spouse or former spouse, (ii) any of the Optionee's lineal descendants, lineal ancestors or siblings, (iii) the Optionee's mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, (iv) a trust of which one or more of the persons described in clauses (i)-(iii) hereof are the only beneficiaries, (v) a partnership in which no person is a partner other than the Optionee or one or more of the persons described in clauses (i)-(vi) hereof or (vi) a limited liability company in which no person is a member other than the Optionee or one or more of the persons described in clauses
     (i)-(vi) hereof, provided that any person described in clauses (i)-(vi) hereof has entered into a written agreement with the Company to withhold whole shares of Stock which would otherwise be delivered to such person to pay any Federal, state, local or other taxes that may be required to be withheld or paid in connection with the exercise of the Option in the event that the Optionee does not provide for an arrangement satisfactory to the Company to assure that such taxes will be paid.

     "Person" shall have the meaning set forth in Section 3.11(b)(1).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     4.3. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any Permitted Transferees or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with Section 4.4 hereof.

     4.4. Designation of Beneficiary. The Optionee may file with the Board a written designation of one or more persons as the Optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the Optionee's death. To the extent the Option is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option. Each beneficiary designation shall become effective only when filed in writing with the Board during the Optionee's lifetime on a form prescribed by the Board. The filing with the Board of a new beneficiary designation shall cancel all previously filed beneficiary designations. If the Optionee fails to designate a beneficiary, or if all designated beneficiaries of the Optionee predecease the Optionee, then the Option, to the extent exercisable, may be exercised by the Optionee's Legal Representative.

     4.5. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Patron Systems, Inc., 212 West Kinzie Street, Chicago, Illinois 60610 (facsimile number: (847) 295-7334),
Attention: Mr. Patrick J. Allin, Chief Executive Officer; and if to the Optionee, to Richard Linting, 2030 North Sedgewick, Unit O, Chicago, Illinois 60614 (facsimile number: (773) 348-9134). All notices, requests or other communications provided for in this Agreement shall be made in writing either
(a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the

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United States mail, return receipt requested or (d) by express courier service, with a signature of the recipient required. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     4.6. Amendment and Waiver. The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

     4.7. Governing Law. This Agreement and the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     4.8. Entire Agreement. This Agreement, the Exercise Notice and Share Repurchase Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

     4.9. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                  PATRON SYSTEMS, INC.

                                  By:
                                     ___________________________________________

                                     Name:______________________________________

                                     Title:_____________________________________

Accepted this ___ day of _______, 200__.

________________________________________
                Optionee

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                                    Exhibit A

                   Patron Systems, Inc. Stock Option Agreement

                 Exercise Notice and Share Repurchase Agreement

Patron Systems, Inc.
212 West Kinzie Street
Chicago, Illinois  60610
Attention:  Patrick J. Allin, Chief Executive Officer

     1. Exercise of Option. Effective as of today, ___________, 20___, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _____ shares of the common stock, $.01 par value per share (the "Shares") of Patron Systems, Inc. (the "Company") under and pursuant to the Patron Systems, Inc. Stock Option Agreement dated ________, 20___ (the "Option Agreement").


     2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understands this Exercise Notice and Share Repurchase Agreement (this "Agreement") and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

     5. Right of First Refusal. Before any Option Shares held by the Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Option Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

     (a) Notice of Proposed Transfer. The Holder of the Option Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Option Shares; (ii) the name of each proposed purchaser or other transferee (the "Proposed Transferee");
(iii) the number of Option Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Option Shares (the "Offered Price"), and the Holder shall offer the Option Shares at the Offered Price to the Company or its assignee(s).

     (b) Exercise of Right of First Refusal. At any time within ninety (90) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase some or all of the Option Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

     (c) Purchase Price. The purchase price (the "Purchase Price") for the Option Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

     (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 90 days after receipt of the Notice or in such other manner and at such other time mutually agreeable to the parties.

     (e) Holder's Right to Transfer. If all of the Option Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Option Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Option Shares in the hands of such Proposed Transferee. If the Option Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Option Shares held by the Holder may be sold or otherwise transferred.

     6. Share Repurchase. (a) If the Optionee's employment with the Company terminates for any reason or if the Optionee breaches any covenant set forth in any employment, noncompetition, nonsolicitation, confidentiality, inventions or similar agreement between the Company and the Optionee (an "Employment Agreement") at any time, the Company or its assignee shall have the right (but not the obligation) in its sole discretion to repurchase any or all of the Option Shares held by such Optionee (the "Share Repurchase Option"). If the Company or its assignee repurchases any Option Shares pursuant to this Section, it shall pay to the Optionee or his or her Legal Representative a purchase price equal to: (i) in the case of the Optionee's termination of employment for any reason other than Cause, the Fair Market Value of such Option Shares as of the date the Company or its assignee elects to repurchase such Option Shares; and
(ii) in the case of the Optionee's termination of employment for Cause or the Optionee's breach of an Employment Agreement, the lesser of the exercise price, as adjusted pursuant to Section 3.4 of the Option Agreement, and the Fair Market Value of the Option Shares as of the date the Company or its assignee elects to repurchase such Option Shares.

     (a) The right of the Company or its assignee to repurchase such Option Shares shall expire 90 days after the date of the Optionee's termination of employment or breach, as applicable, or, if later, 90 days after the date the Option is exercised. The repurchase rights shall be in addition to any other rights or remedies that the Company or its assignee may have under this Agreement or otherwise. If the Company or its assignee elects to repurchase any Option Shares pursuant to this Section, (i) the Company or its assignee shall deliver to the Optionee, within the 90-day period described in this Section, a notice setting forth the number of Option Shares which it has elected to repurchase and (ii) the Optionee shall deliver to the Company a certificate or certificates for the Option Shares being repurchased, duly endorsed or otherwise in proper form for transfer, against payment of the required repurchase price in cash (by check).

     7. Termination of Right of First Refusal and Share Repurchase Option. The Right of First Refusal and Share Repurchase Option, as set forth in Sections 5 and 6 hereof, shall terminate as to any Option Shares upon the first sale of shares of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

     8. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     9.  Restrictive Legends and Stop-Transfer Orders.

     (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by federal, state or foreign securities laws:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THEREOF OR UNLESS THE TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH ANY PROPOSED SALE, PLEDGE, HYPOTHECATION OR OTHER TRANSFER OF THE SHARES.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER HELD BY THE ISSUER OR ITS ASSIGNEE(S) AND CERTAIN PURCHASE RIGHTS IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE OPTION RELATING TO THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER

  RESTRICTIONS AND PURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE
  SHARES.

     (b) Stop-Transfer Orders. Optionee agrees that in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     (c) Refusal to Transfer. The Company shall not be required (i) to transfer any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assigns, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Agreement shall be binding upon Optionee and, subject to the restrictions on transfer set forth herein, his or her heirs, executors, administrators, successors and assigns.

     11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted to the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final, binding and conclusive on all parties.

     12. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     13. Entire Agreement. The Option Agreement is incorporated herein by reference. Capitalized terms not defined herein shall have the meanings specified in the Option Agreement. This Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Agreement may not be modified except by means of a writing signed by the Company and Optionee.

Submitted by:                                    Accepted by:

Optionee:                                        PATRON SYSTEMS, INC.

____________________________                     ____________________________
Signature                                        By:
____________________________                     ____________________________
Print Name                                       Its:
                                                 ____________________________
                                                 Date Received

                                    Exhibit B

                   Patron Systems, Inc. Stock Option Agreement

                       Investment Representation Statement

Optionee:                  Richard Linting

Company:                   Patron Systems, Inc.

Security:                  Common Stock, $.01 par value

Number of Shares:          _____________________

Aggregate Exercise Price:  _____________________

Date:                      _____________________

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that: (i) the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available; (ii) the Company is under no obligation to register the Securities; and (iii) the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e) and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of the grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                             Signature of Optionee:

                                             ___________________________________

                                             Date: _____________________________

                                      B-2